SUPPLEMENT DATED JANUARY 9, 2013
TO THE ONEAMERICA FUNDS, INC.

PROSPECTUS & STATEMENT OF ADDITONAL INFORMATION
 DATED MAY 1, 2012

Effective January 1, 2013, the Fund's former investment advisor, American United Life Insurance Company ("AUL") ceased operations as an investment advisor.  OneAmerica Asset Management, LLC ("OAM"), One American Square, Indianapolis, Indiana 46282, succeeded AUL as the Fund's investment advisor, and generally succeeded to AUL's investment advisory business.  Both AUL and OAM are wholly owned by the same entity, OneAmerica Financial Partners, Inc.  In connection with this change of management, the Fund’s board of directors approved an investment advisory agreement with OAM effective January 1, 2013 that reflects the same material terms as the Fund’s investment advisory agreement with AUL.

Notwithstanding the reorganization of the entities providing investment advisory services to the Fund, the same portfolio managers and other investment personnel that have been performing services for, and providing investment advice to, the Fund will continue to provide the same services and provide investment advice to the Fund on behalf of OAM.  The services provided by OAM are expected to be of the same type, quality, and quantity as those formerly provided by AUL, and will be provided at the same investment advisory fee.

Accordingly, the change from AUL to OAM as investment advisor of the Fund did not effect a change in the actual control or management of the Fund’s investment advisor and did not result in an assignment of the Fund’s investment advisory agreement for regulatory purposes

This Supplement should be retained with the Prospectus for future reference.